NOW KNOWN AS

B&D FOOD CORPORATION

REII INCORPORATED

INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

20,000,000 SHARES AUTHORIZED

SEE REVERSE SIDE FOR CERTAIN DEFINITIONS

[illegible]

CUSIP 05529U 104

THIS CERTIFIES that

is the owner of

FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK, $.001 PAR VALUE, OF

REII INCORPORATED

transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This certificate is not valid unless countersigned by the Transfer Agent and registered by the Registrar.

WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:

REII INCORPORATED
CORPORATE
SEAL
1994
DELAWARE

SECRETARY

CHAIRMAN

COUNTERSIGNED BY TRANSFER AGENT:
OTR,
1000 SW Broadway Suite 920
PORTLAND, OR 97205

NOT VALID UNLESS COUNTERSIGNED BY TRANSFER AGENT

5591 30050 RULE 144

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to the applicable laws or regulations:

TEN COM —as tenants in common

TEN ENT —as tenants by the entireties

JT TEN —as joint tenants with right of survivorship and not as tenants in common

UNIF GIF MIN ACT—.................... Custodian ....
(Cust) (Minor)
under Uniform Gifts to Minors Act.......
(State)

Additional abbreviations may also be used though not in the above list.

For value received, ________ *hereby sell, assign and transfer unto*

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

____

PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING POSTAL ZIP CODE OF ASSIGNEE

____

____

______________________________ *Shares*

of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint ________

____

Attorney to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated, ________

NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN ON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT, OR ANY CHANGE WHATEVER.

SIGNATURE MUST BE GUARANTEED BY A COMMERCIAL BANK OR TRUST COMPANY OR MEMBER FIRM OF ONE OF THE FOLLOWING STOCK EXCHANGES: NEW YORK STOCK EXCHANGE, PACIFIC STOCK EXCHANGE, AMERICAN STOCK EXCHANGE, MIDWEST STOCK EXCHANGE.